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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 18, 1996


                             EQUITY MARKETING, INC.
               (Exact name of registrant as specified in charter)


       Delaware                         23346                   13-3534145
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)



131 South Rodeo Drive, Beverly Hills, California                  90212
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (310) 887-4300



                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

               On September 18, 1996, Equity Marketing, Inc. (the "Company") acquired EPI Group Limited, a Delaware company ("EPI Group"), through the purchase of all of the issued and outstanding common stock of EPI Group from the individual stockholders of EPI Group in exchange for $2,891,851 in cash plus potential additional cash consideration based upon the results of operations of the EPI Group during the three-year period ending December 31, 1999 as set forth in the Stock Purchase Agreement, dated as of September 18, 1996, by and among Equity Marketing, Inc. and the stockholders of EPI Group. The funds used for the acquisition were provided by the Company's cash reserves on hand.

               EPI Group is a designer, developer, producer and marketer of promotional and retail toys and other products. Its operations are located in Southport, Connecticut. The press release issued by Equity Marketing, Inc. dated September 18, 1996 is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a.  Financial Statements of Business Acquired.

                  1. Financial Statements of EPI Group Limited as of December 31, 1995 and for the nine months ended December 31, 1995.

                                Report of Independent Auditors.

                                Balance Sheet as of December 31, 1995.

                                Statement of Operations for the nine
                                months ended December 31, 1995.

                                Statement of Cash Flows for the nine
                                months ended December 31, 1995.

                                Statement of Stockholders' Equity at
                                December 31, 1995.

                                Notes to Financial Statements.

                  2. Interim Financial Statements of EPI Group Limited as of August 31, 1996 and for the eight-month periods ended August 31, 1996 and 1995.

                                 Statements of Operations for the
                                 eight months ended August 31, 1996
                                 and 1995.


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                                 Statement of Stockholders' Equity at
                                 August 31, 1996.

                                 Statements of Cash Flows for the
                                 eight months ended August 31, 1996
                                 and 1995.

                                 Notes to Interim Financial Statements.


               It is impracticable for the Company to provide the required Interim Financial Statements as of August 31, 1996 and for the eight-month periods ended August 31, 1996 and 1995 of EPI Group Limited (the Business Acquired) on the date this report is being filed. The Company intends to file the required Interim Financial Statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this report must have been filed.

               Since the Company will be filing its quarterly report on Form 10-Q prior to filing Form 8-K/A, the balance sheet of EPI Group as of August 31, 1996 will be consolidated with the September 30, 1996 balance sheet of the Company.


b.  Pro Forma Financial Information.

               It is impracticable for the Company to provide the required pro forma financial information on the date this report is being filed. The Company intends to file the required Financial Statements under cover of Form 8-K/A as soon as practicable; but not later than 60 days after the date this report must have been filed.


c.  Exhibits.

               10. Stock Purchase Agreement by and among Equity Marketing, Inc. and the stockholders of EPI Group Limited.

               99. Press Release issued by Equity Marketing, Inc. dated September 18, 1996.


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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          EQUITY MARKETING, INC.



Date:  October 2, 1996                    By: /s/ Kenneth M. Fisher
                                             _____________________________
                                               Kenneth M. Fisher
                                               Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX



No.                  Description


10. Stock Purchase Agreement, dated September 18, 1996, by and among Equity Marketing, Inc. and the Stockholders of EPI Group Limited.

99.                  Press Release issued by Equity Marketing, Inc., dated
                     September 18, 1996.


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